Exhibit 10.3

BASE INDENTURE

AMENDMENT AGREEMENT

AMENDMENT, dated as of October 31, 2000 (the “Amendment”), to the Base Indenture, dated as of December 11, 1998 (the “Agreement”), between Bishop’s Gate Residential Mortgage Trust, as Issuer, and The Bank of New York as Indenture Trustee (the “Parties”). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Agreement.

W I T N E S S E T H:

WHEREAS, the Parties entered into the Base Indenture, dated as of December 11, 1998; and

WHEREAS, the Parties desire to amend certain provisions of the Agreement as described herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  Amendment of the Agreement.

(a)   The sentence contained in Section 8.28 of the Agreement is hereby amended and restated to read as follows:

“The Issuer shall use the proceeds of Notes solely for one or more of the following purposes: (a) to pay the Issuer’s Obligations when due, in accordance with the Security Agreement; and (b) to acquire eligible Mortgage Loans from the Seller or the Additional Seller.”

(b)   The sentence contained in Section 7.17 of the Agreement is hereby amended and restated to read as follows:

“Based upon the representation of the Seller or the Servicer (on behalf of the Additional Seller) in the Mortgage Loan Purchase and Servicing Agreement, each Mortgage Loan purchased by the Issuer is an Eligible Loan (as defined in the Mortgage Loan Purchase and Servicing Agreement).”

(c)   The following definition of “Additional Seller” is hereby inserted before the definition of “Annual Noteholders’ Tax Statement” in the Definitions List attached to the Agreement as Schedule I:

“Additional Seller” has the meaning given it in the Mortgage Loan Purchase and Servicing Agreement

2.  Continuation of the Transaction. Except as expressly set forth herein, the Agreement is hereby ratified and confirmed and shall remain in all respects in full force and effect.

3.  Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be considered an original and all of which, when taken together, shall constitute one and the same instrument.

4.  Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF).

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST, as Issuer
By:	CENDANT MORTGAGE CORPORATION, as Administrator
By:
Name:
Title:
THE BANK OF NEW YORK, as Indenture Trustee
By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST, as Issuer
By:	CENDANT MORTGAGE CORPORATION, as Administrator
By:
Name:
Title:
THE BANK OF NEW YORK, as Indenture Trustee
By:
Name:
Title: